MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO       ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the first annual report for the Mitchell Hutchins Series Trust -- Strategic Income Portfolio, covering the period from commencement of operations on September 28, 1998 through December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------

      The "flight to quality" that had dominated the bond markets in 1998 partially reversed itself toward year-end as the markets stabilized. To head off a threatening global financial
[BARS ICON]
      crisis, the Federal Reserve cut the short-term interest rate by 0.25% in September,
      October and November, lowering it from 5.50% to 4.75%. Cuts in short-term rates by several European central banks in preparation for the January 1,
1999 debut of the euro currency reinforced the Federal Reserve action.

   After eight weeks of a nearly dead new-issue market (late August through mid-October), signs of life began to appear in shorter-maturity debt, and selling longer maturities became possible in issues and sectors perceived to be less risky. Investors returned to the capital markets in search of bargains, boosting the corporate and mortgage-backed sectors. In August, corporate bonds had posted their worst monthly return since 1973; in November they posted their best monthly return for the same period.

OUTLOOK

             Fixed income investors will most likely take their 1998 experience with risk to heart and invest cautiously in 1999. Despite continuing strong U.S. economic growth

[ARROW ICON]
       and the stock market's record levels, spreads and liquidity premiums in fixed income securities remain high. Yield spreads may tighten a bit in 1999, which we believe will boost the performance of corporate bonds and mortgage securities.

   Bond market liquidity has improved but may worsen again if one or more potential problems arise: Brazil's economic condition deteriorates further, the U.S. stock market weakens or Asia's crisis spreads further. We expect the economy to grow more slowly in 1999, with inflation remaining low. We do not believe a recession is likely.
PORTFOLIO REVIEW
----------------------------------------------------------------------------

   The Portfolio allocates assets among three main sectors of the global bond market -- U.S. government/investment grade bonds, U.S. high-yield bonds and non-U.S. bonds -- and shifts emphasis among them as conditions warrant. The Portfolio commenced operations on September 28, 1998, beginning with an asset allocation of 39.6% in U.S. government and investment-grade corporate bonds, 38.8% in U.S. high-yield bonds, 12.2% in non-U.S. bonds and 9.4% in cash and cash equivalents.

ANNUAL REPORT

U.S. HIGH-YIELD SECTOR

  The Portfolio commenced operations very near the low point of the high-yield market slump. As a result, we were able to construct the Portfolio at lower prices. As the market began to recover the Portfolio benefited. The Portfolio's overweighting in communications (25.2)(1) helped performance as that sector outperformed the rest of the high-yield market for the period.

U.S. GOVERNMENT AND INVESTMENT GRADE SECTOR

  The Portfolio's initial focus was on enhancing yield, and it held fairly high weightings in mortgage-backed and government agency securities. We kept the Portfolio's exposure to the sector about the same through period-end on December 31, 1998. We believe investors have become more cautious about credit risk and will find mortgage securities attractive because of their high credit quality and historically low prices.

GLOBAL SECTOR

  Our low weighting of non-U.S. bonds helped protect the Portfolio from volatility that persisted even as foreign markets began to recover toward the end of 1998. The Portfolio remained underweighted in Europe, concentrating its holdings in the intermediate maturities of Germany, Holland and the United Kingdom. Within the emerging markets allocation we shifted exposure away from Latin America in favor of Europe and Asia.

SECTOR ALLOCATION(1)

-------------------------------------------
U.S. Gov't/Investment-Grade
Corp.                                 54.6%
U.S. High Yield                       36.1
Foreign/Emerging Markets               6.8
Cash/Cash Equivalents                  2.5
-------------------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

                [LOGO]
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO       ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

Comparison of change in value of a $10,000 investment in the Strategic Income Portfolio and the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Brothers World Government Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 9/30/98    Strategic Income Portfolio     Lehman Aggregate Bond Index     ML High Yield Master Index     SB World Govt Bond Index
10/31/98                        $10,000                          $10,000                        $10,000                      $10,000
11/30/98                        $10,058                           $9,947                         $9,836                      $10,296
12/31/98                        $10,333                          $10,004                        $10,284                      $10,151
                                $10,284                          $10,034                        $10,287                      $10,355

   The graph depicts the performance of the Strategic Income Portfolio versus the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Brothers World Government Bond Index, from September 30, 1998 through December 31, 1998. It is important to note that the Strategic Income Portfolio is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

TOTAL RETURN, PERIOD ENDED 12/31/98

------------------------
Life*              2.84%
------------------------

* Life = return since commencement of operations on 9/28/98.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--36.53%
U.S. GOVERNMENT OBLIGATIONS--1.73%
         $155    U.S. Treasury Bonds
                   (cost--$180,337)............         08/15/27                    6.375%    $     178,250
                                                                                              -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--34.80%
          600    FNMA..........................         05/15/08                    6.000           633,103
        3,000    FNMA 30 Year TBA..............           TBA                       6.000         2,961,267
                                                                                              -------------
Total Federal National Mortgage Association
  Certificates (cost--$3,591,441)..............                                                   3,594,370
                                                                                              -------------
Total U.S. Government and Agency Obligations
  (cost--$3,771,778)...........................                                                   3,772,620
                                                                                              -------------

GLOBAL DEBT SECURITIES--8.69%
BRAZIL--0.71%
          124    Federal Republic of Brazil
                   (c).........................         04/15/14                    8.000            73,108
GERMANY--2.99%
         450*    Federal Republic of Germany...         01/04/07                    6.000           308,460
GREECE--2.20%
      60,000*    Hellenic Republic.............   03/21/02 to 03/26/08      8.600 to 9.200          227,240
POLAND--0.86%
          135    Republic of Poland, PAR.......         10/27/24                    3.000(a)         89,438
UNITED KINGDOM--1.93%
         100*    United Kingdom Gilt...........         12/07/06                    7.500           199,635
                                                                                              -------------
Total Global Debt Securities
  (cost--$883,507).............................                                                     897,881
                                                                                              -------------

HIGH YIELD SECURITIES--46.50%
CORPORATE BONDS--43.30%
AIRLINES--1.27%
          125    Airplane Pass Through Trust...         03/15/19                   10.875           131,250
                                                                                              -------------
CABLE--1.28%
          250    UIH Australia Pacific
                   Incorporated................         05/15/06                   14.000+          132,500
                                                                                              -------------
COMMUNICATIONS--15.54%
          125    Allegiance Telecom,
                   Incorporated................         05/15/08                   12.875           122,500
          250    Flag Limited..................         01/30/08                    8.250           245,000
          125    Global Crossings Holdings
                   Limited.....................         05/15/08                    9.625           131,250
          125    GST Equipment Funding
                   Incorporated................         05/01/07                   13.250           123,125
          250    Metromedia Fiber Network
                   Incorporated**..............         11/15/08                   10.000           256,250
          250    MetroNet Communications
                   Corporation.................         06/15/08                    9.950+          150,000
          125    Nextel Communications
                   Incorporated................         02/15/08                    9.950+           75,000
          125    Northeast Optic Network.......         08/15/08                   12.750           122,500
          125    Orange PLC....................         08/01/08                    8.000           126,250
          125    PSI Net Incorporated..........         02/15/05                   10.000           122,500
          125    Time Warner Telecom LLC.......         07/15/08                    9.750           130,625
                                                                                              -------------
                                                                                                  1,605,000
                                                                                              -------------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO

CORPORATE BONDS--(CONCLUDED)
COMMUNICATIONS--(CONCLUDED)

  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES              VALUE
-------------                                     --------------------   -----------------    -------------
CONSUMER MANUFACTURING--2.68%
  $       125    Phillips Van-Heusen
                   Corporation.................         05/01/08                    9.500%    $     125,000
          150    Westpoint Stevens
                   Incorporated................         06/15/08                    7.875           151,875
                                                                                              -------------
                                                                                                    276,875
                                                                                              -------------
ENERGY--2.20%
          250    GulfMark Offshore
                   Incorporated................         06/01/08                    8.750           227,500
                                                                                              -------------
FINANCE--1.01%
          125    Signet Capital Trust I........         08/15/27                    9.500           103,750
                                                                                              -------------
GENERAL INDUSTRIAL--5.61%
          250    Coltec Industries
                   Incorporated................         04/15/08                    7.500           265,000
          125    Fairchild Semiconductor
                   Corporation.................         03/15/07                   10.125           125,000
          125    Goss Graphic Systems
                   Incorporated................         10/15/06                   12.000            68,750
          125    Roller Bearing Company America
                   Incorporated................         06/15/07                    9.625           120,000
                                                                                              -------------
                                                                                                    578,750
                                                                                              -------------
HEALTHCARE--4.85%
          125    Fresenius Medical Care Capital
                   Trust.......................         02/01/08                    7.875           123,750
          125    InSight Health Services
                   Corporation.................         06/15/08                    9.625           121,250
          250    Tenet Healthcare
                   Corporation**...............         12/01/08                    8.125           256,250
                                                                                              -------------
                                                                                                    501,250
                                                                                              -------------
HOTELS & LODGING--1.03%
          125    Silverleaf Resorts
                   Incorporated................         04/01/08                   10.500           106,250
                                                                                              -------------
RESTAURANTS--1.09%
          125    American Restaurant Group
                   Incorporated................         02/15/03                   11.500           112,500
                                                                                              -------------
RETAIL--2.37%
          250    Tuesday Morning Corporation...         12/15/07                   11.000           245,000
                                                                                              -------------
TRANSPORTATION NON-AIR--3.08%
          125    American Reefer Company
                   Limited.....................         03/01/08                   10.250            78,750
          250    Stena AB......................         06/15/07                    8.750           239,375
                                                                                              -------------
                                                                                                    318,125
                                                                                              -------------
UTILITY--ELECTRIC--1.29%
          125    Calenergy Incorporated........         09/15/08                    7.520           132,656
                                                                                              -------------
Total Corporate Bonds (cost--$4,334,260).......                                                   4,471,406
                                                                                              -------------

CONVERTIBLE BONDS--1.19%
GAMING--1.19%
          125    Argosy Gaming Corp.
                   (cost--$113,285)............         06/01/01                   12.000           122,969
                                                                                              -------------

MITCHELL HUTCHINS SERIES TRUST -- STRATEGIC INCOME PORTFOLIO

  NUMBER OF
   SHARES                                                                                         VALUE
-------------                                                                                 -------------
PREFERRED STOCK (B)--2.01%
      200,000    Centaur Funding** (cost--$200,000).......................................    $     207,630
                                                                                              -------------
                                                                                                  4,802,005
Total High Yield Securities (cost--$4,447,545)............................................
                                                                                              -------------


  PRINCIPAL
   AMOUNT                                               MATURITY             INTEREST
    (000)                                                DATES                 RATES
-------------                                     --------------------   -----------------

SHORT TERM INVESTMENTS--33.81%
  $     3,500    United States Treasury Bills
                   (cost--$3,491,422)..........         01/21/99          4.340 to 4.440%@        3,491,422
                                                                                              -------------

REPURCHASE AGREEMENT--3.24%
  $       335    Repurchase Agreement dated
                   12/31/98 with State Street
                   Bank collateralized by
                   $331,226 U.S. Treasury Note
                   6.000% due 8/15/99
                   (value--$341,991); proceeds:
                   $335,149 (cost--$335,000)...         01/04/99                    4.00            335,000
                                                                                              -------------
Total Investments
  (cost--$13,129,252)--128.77%.................                                                  13,298,928
Liabilities in excess of other
assets--(28.77)%...............................                                                 (2,970,929)
                                                                                              -------------
Net Assets--100.00%............................                                               $  10,327,999
                                                                                              -------------
                                                                                              -------------

---------------

*          Stated in local currency.
**         Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+          Denotes a step-up bond or a zero coupon bond that converts to the notes fixed rated at a designated future date.
(a)        Reflects rate at December 31, 1998, on step coupon rate instruments.
(b)        Non-income producing
(c)        Capitalization Bond
PAR        Par Bond
TBA        (To Be Assigned) Securities are purchased on a forward commitment basis with approximately (generaly +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon a settlement when the specific mortgage pools are assigned.
@          Interest rates shown are discount rates at date of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                IN                      UNREALIZED
                                               CONTRACT TO   EXCHANGE      MATURITY     APPRECIATION
                                                 DELIVER       FOR           DATE       (DEPRECIATION)
                                               -----------  ----------  --------------  -----------
                                                                         01/04/99 to
British Pounds...............................     230,000   US$  381,518    02/04/99     $    (361)
                                                                         01/04/99 to
Deutsche Marks...............................     902,022   US$  541,818    02/12/99           (81)
U.S. Dollars.................................     192,223   GBP  115,000    01/04/99        (1,187)
U.S. Dollars.................................       8,060   DEM   13,500    02/12/99            57
                                                                                        -----------
                                                                                         $  (1,572)
                                                                                        -----------
                                                                                        -----------

-----------------
Currency Type Abbreviation
DEM--Deutsche Marks
GBP--British Pounds

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments in securities, at value (cost--$13,129,252)...............................................  $13,298,928
Cash (including cash denominated in foreign currencies)...............................................        1,588
Interest receivable...................................................................................      127,946
Unrealized appreciation of forward foreign currency contracts.........................................           57
Other assets..........................................................................................          228
                                                                                                        -----------
Total assets..........................................................................................   13,428,747
                                                                                                        -----------

LIABILITIES
Payable for investments purchased.....................................................................    2,956,875
Dividends payable.....................................................................................      128,109
Payable to investment adviser and administrator.......................................................        6,642
Unrealized depreciation of forward foreign currency contracts.........................................        1,629
Accrued expenses and other liabilities................................................................        7,493
                                                                                                        -----------
Total liabilities.....................................................................................    3,100,748
                                                                                                        -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--847,283 shares (unlimited amount
  authorized).........................................................................................   10,169,819
Distributions in excess of net investment income......................................................       (3,387)
Accumulated net realized losses from investment transactions..........................................       (6,600)
Net unrealized appreciation/depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies.........................................................      168,167
                                                                                                        -----------
Net assets............................................................................................  $10,327,999
                                                                                                        -----------
                                                                                                        -----------
Net asset value, offering price and redemption value per share........................................       $12.19
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                  FOR THE PERIOD
                                                                                                                   SEPTEMBER 28,
                                                                                                                   1998+ THROUGH
                                                                                                                 DECEMBER 31, 1998
                                                                                                                -------------------
INVESTMENT INCOME:
Interest......................................................................................................      $   149,150
                                                                                                                     ----------

EXPENSES:
Investment advisory and administration........................................................................           16,271
Legal and audit...............................................................................................            9,835
Trustees' fees................................................................................................            1,875
Reports and notices to shareholders...........................................................................            1,848
Custody and accounting........................................................................................            1,401
Transfer agency fees and related service expenses.............................................................              336
Other expenses................................................................................................            1,989
                                                                                                                     ----------
                                                                                                                         33,555
                                                                                                                     ----------
Net investment income.........................................................................................          115,595
                                                                                                                     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments...............................................................................................               93
    Foreign currency transactions.............................................................................            2,434
Net change in unrealized appreciation/depreciation of:
    Investments...............................................................................................          169,676
    Other assets, liabilities and forward contracts denominated in foreign currencies.........................           (1,509)
                                                                                                                     ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES..................................................          170,694
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................      $   286,289
                                                                                                                     ----------
                                                                                                                     ----------

---------------
+ Commencement of operations

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  FOR THE PERIOD
                                                                                                                   SEPTEMBER 28,
                                                                                                                   1998+ THROUGH
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------
FROM OPERATIONS:
Net investment income..........................................................................................    $     115,595
Net realized gains (losses) from investments and foreign currency transactions.................................            2,527
Net change in unrealized appreciation/depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies..................................................................          168,167
                                                                                                                 -----------------
Net increase in net assets resulting from operations...........................................................          286,289
                                                                                                                 -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................................................................         (121,416)
Net realized gains from investments............................................................................           (6,693)
                                                                                                                 -----------------
                                                                                                                        (128,109)
                                                                                                                 -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares...........................................................................       10,170,507
Cost of shares repurchased.....................................................................................             (688)
                                                                                                                 -----------------
Net increase in net assets from beneficial interest transactions...............................................       10,169,819
                                                                                                                 -----------------
Net increase in net assets.....................................................................................       10,327,999

NET ASSETS:
Beginning of period............................................................................................               --
                                                                                                                 -----------------
End of period..................................................................................................    $  10,327,999
                                                                                                                 -----------------
                                                                                                                 -----------------

---------------
+ Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12.00 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last available bid price prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's custodians, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE,

NOTES TO FINANCIAL STATEMENTS

which will not be reflected in a computation of the Portfolio's net asset values. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities may be valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation

NOTES TO FINANCIAL STATEMENTS

of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the period September 28, 1998 (commencement of operations) through December 31, 1998, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).......................   $ 246,710
Gross depreciation (investments having an excess of cost over value).......................     (77,034)
                                                                                             -----------
Net unrealized appreciation of investments.................................................   $ 169,676
                                                                                             -----------

  For the period September 28, 1998 (commencement of operations) through December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $16,697,790 and $7,406,784, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the period September 28, 1998 (commencement of operations) through December 31, 1998, the Portfolio's distributions in excess of net investment income was increased by $2,434 and the accumulated net realized losses were reduced by $2,434.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                                    FOR THE PERIOD
                                                                                                  SEPTEMBER 28, 1998+
                                                                                                        THROUGH
                                                                                                   DECEMBER 31, 1998
                                                                                                  -------------------
Shares sold.....................................................................................         847,339
Shares redeemed.................................................................................             (56)
                                                                                                        --------
Net increase....................................................................................         847,283
                                                                                                        --------
                                                                                                        --------

---------------
+  Commencement of operations

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                                                                  FOR THE PERIOD
                                                                                                                   SEPTEMBER 28,
                                                                                                                   1998+ THROUGH
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------
Net asset value, beginning of period...........................................................................      $   12.00
                                                                                                                      --------
Net investment income..........................................................................................           0.14
Net realized and unrealized gains from investments and foreign currency........................................           0.20
                                                                                                                      --------
Net increase from investment operations........................................................................           0.34
                                                                                                                      --------
Dividends from net investment income...........................................................................          (0.14)
Distributions from net realized gains from investments.........................................................          (0.01)
                                                                                                                      --------
Total dividends and distributions..............................................................................          (0.15)
                                                                                                                      --------
Net asset value, end of period.................................................................................      $   12.19
                                                                                                                      --------
                                                                                                                      --------
Total investment return (1)....................................................................................           2.84%
                                                                                                                      --------
                                                                                                                      --------

Ratios/Supplemental data:
Net assets, end of period (000's)..............................................................................      $  10,328

Expenses to average net assets.................................................................................           1.44%*

Net investment income to average net assets....................................................................           5.09%*

Portfolio turnover rate........................................................................................             81%

---------------
+  Commencement of operations
*  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for the period has not been annualized.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust -- Strategic Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust -- Strategic Income Portfolio, (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 28, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust -- Strategic Income Portfolio at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.

                                             [ERNST & YOUNG SIGNATURE]

New York, New York
February 11, 1999